EXHIBIT 10(a)


 =============================================================================


                               CREDIT AGREEMENT


                                  dated as of


                                 June 16, 1999


                                     among


                         HANGER ORTHOPEDIC GROUP, INC.


                           The Lenders Party Hereto


                                      and


                           THE CHASE MANHATTAN BANK,
                 as Administrative Agent, Collateral Agent and
                                 Issuing Bank


                            BANKERS TRUST COMPANY,
                             as Syndication Agent


                                   PARIBAS,
                            as Documentation Agent
                          ---------------------------

                            CHASE SECURITIES INC.,
                       as Lead Arranger and Book Manager


 =============================================================================

                               TABLE OF CONTENTS

                                                                                                      PAGE

                             ARTICLE I DEFINITIONS

SECTION 1.01.  Defined Terms.............................................................................1
SECTION 1.02.  Classification of Loans and Borrowings...................................................19
SECTION 1.03.  Terms Generally..........................................................................19
SECTION 1.04.  Accounting Terms; GAAP; Pro Forma Computations...........................................19

                            ARTICLE II THE CREDITS

SECTION 2.01.  Commitments..............................................................................19
SECTION 2.02.  Loans and Borrowings.....................................................................20
SECTION 2.03.  Requests for Borrowings..................................................................20
SECTION 2.04.  Letters of Credit........................................................................21
SECTION 2.05.  Funding of Borrowings....................................................................24
SECTION 2.06.  Interest Elections.......................................................................25
SECTION 2.07.  Termination and Reduction of Commitments.................................................25
SECTION 2.08.  Repayment of Loans; Evidence of Debt.....................................................26
SECTION 2.09.  Amortization of Term Loans...............................................................27
SECTION 2.10.  Prepayment of Loans......................................................................28
SECTION 2.11.  Fees    .................................................................................29
SECTION 2.12.  Interest.................................................................................30
SECTION 2.13.  Alternate Rate of Interest...............................................................30
SECTION 2.14.  Increased Costs..........................................................................31
SECTION 2.15.  Break Funding Payments...................................................................31
SECTION 2.16.  Taxes   .................................................................................32
SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs..............................33
SECTION 2.18.  Mitigation Obligations; Replacement of Lenders...........................................34

                  ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Organization; Powers.....................................................................35
SECTION 3.02.  Authorization; Enforceability............................................................35
SECTION 3.03.  Governmental Approvals; No Conflicts.....................................................35
SECTION 3.04.  Financial Condition; No Material Adverse Change..........................................35
SECTION 3.05.  Properties...............................................................................36
SECTION 3.06.  Litigation and Environmental Matters.....................................................36
SECTION 3.07.  Compliance with Laws and Agreements......................................................36


                                       i


SECTION 3.08.  Investment and Holding Company Status....................................................37
SECTION 3.09.  Taxes   .................................................................................37
SECTION 3.10.  ERISA   .................................................................................37
SECTION 3.11.  Disclosure...............................................................................37
SECTION 3.12.  Subsidiaries.............................................................................37
SECTION 3.13.  Insurance................................................................................37
SECTION 3.14.  Labor Matters............................................................................37
SECTION 3.15.  Solvency.................................................................................38
SECTION 3.16.  Senior Indebtedness......................................................................38
SECTION 3.17.  Year 2000................................................................................38
SECTION 3.18.  Intellectual Property....................................................................38

                             ARTICLE IV CONDITIONS

SECTION 4.01.  Effective Date...........................................................................38
SECTION 4.02.  Each Credit Event........................................................................41

                        ARTICLE V AFFIRMATIVE COVENANTS

SECTION 5.01.  Financial Statements and Other Information...............................................42
SECTION 5.02.  Notices of Material Events...............................................................43
SECTION 5.03.  Information Regarding Collateral.........................................................44
SECTION 5.04.  Existence; Conduct of Business...........................................................44
SECTION 5.05.  Payment of Obligations...................................................................44
SECTION 5.06.  Maintenance of Properties................................................................44
SECTION 5.07.  Insurance................................................................................44
SECTION 5.08.  Casualty and Condemnation................................................................45
SECTION 5.09.  Books and Records; Inspection and Audit Rights...........................................45
SECTION 5.10.  Compliance with Laws.....................................................................45
SECTION 5.11.  Use of Proceeds and Letters of Credit....................................................45
SECTION 5.12.  Additional Subsidiaries..................................................................45
SECTION 5.13.  Further Assurances.......................................................................45
SECTION 5.14.  Interest Rate Protection.................................................................46

                         ARTICLE VI NEGATIVE COVENANTS

SECTION 6.01.  Indebtedness; Certain Equity Securities..................................................46
SECTION 6.02.  Liens   .................................................................................47
SECTION 6.03.  Fundamental Changes......................................................................47
SECTION 6.04.  Asset Sales..............................................................................48
SECTION 6.05.  Investments, Loans, Advances, Guarantees and Acquisitions................................48
SECTION 6.06.  Sale and Leaseback Transactions..........................................................49
SECTION 6.07.  Hedging Agreements.......................................................................50


                                      ii


SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness....................................50
SECTION 6.09.  Transactions with Affiliates.............................................................50
SECTION 6.10.  Restrictive Agreements...................................................................50
SECTION 6.11.  Amendment of Material Documents..........................................................51
SECTION 6.12.  Interest Expense Coverage Ratio..........................................................51
SECTION 6.13.  Leverage Ratio...........................................................................51
SECTION 6.14.  Consolidated Adjusted EBITDA Interest Coverage Ratio.....................................52
SECTION 6.15.  Maximum Capital Expenditures.............................................................52

                                  ARTICLE VII

EVENTS OF DEFAULT.......................................................................................52

                                 ARTICLE VIII

THE ADMINISTRATIVE AGENT................................................................................54

                           ARTICLE IX MISCELLANEOUS

SECTION 9.01.  Notices .................................................................................56
SECTION 9.02.  Waivers; Amendments......................................................................56
SECTION 9.03.  Expenses; Indemnity; Damage Waiver.......................................................57
SECTION 9.04.  Successors and Assigns...................................................................58
SECTION 9.05.  Survival.................................................................................60
SECTION 9.06.  Counterparts; Integration; Effectiveness.................................................60
SECTION 9.07.  Severability.............................................................................61
SECTION 9.08.  Right of Setoff..........................................................................61
SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process...............................61
SECTION 9.10.  WAIVER OF JURY TRIAL.....................................................................61
SECTION 9.11.  Headings.................................................................................62
SECTION 9.12.  Confidentiality..........................................................................62
SECTION 9.13.  Interest Rate Limitation.................................................................62
SECTION 9.14.  Release of Liens and Guarantees..........................................................62

SCHEDULES:

Schedule 1.01 -- Guarantors
Schedule 2.01 -- Commitments
Schedule 3.05 -- Real Property
Schedule 3.06 -- Disclosed  Matters
Schedule 3.12 --  Subsidiaries
Schedule 3.13 -- Insurance
Schedule 6.01 --  Existing  Indebtedness
Schedule 6.02 --  Existing  Liens
Schedule 6.05 -- Existing Investments
Schedule 6.10 -- Existing  Restrictions
Schedule A -- Class I Mortgaged Property
Schedule B -- Mortgaged Property

EXHIBITS:

Exhibit A -- Form of Assignment and Acceptance
Exhibit B-1 -- Form of Opinion of Freedman, Levy, Kroll & Simonds, counsel for the  Borrower
Exhibit B-2 -- Form of Opinion of local counsel for the Administrative Agent Exhibit C -- Form of Perfection Certificate
Exhibit D -- Form of Guarantee Agreement
Exhibit E -- Form of Indemnity, Subrogation and Contribution Agreement
Exhibit F -- Form of Pledge Agreement
Exhibit G -- Form of Security Agreement
Exhibit H -- Form of Borrowing Request
Exhibit I -- Form of Interest Election Request
Exhibit J -- Form of Administrative Questionnaire
Exhibit K -- Form of Permitted Seller Note
Exhibit L -- Form of Mortgage

                                   CREDIT AGREEMENT dated as of June 16, 1999,
                              among HANGER ORTHOPEDIC GROUP, INC., the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent, BANKERS TRUST COMPANY, as Syndication Agent and PARIBAS as Documentation Agent.

      Pursuant to or in connection with the Stock Purchase Agreement (such term and each other capitalized term used and not otherwise defined herein being used with the meaning assigned to it in Section 1.01), (a) the Borrower will issue and sell to CCP and PNA, and CCP and PNA will purchase, the Preferred Stock for an aggregate cash amount of $60,000,000, (b) the Borrower will borrow the Term Loans and a principal amount not to exceed $20,000,000 of the Revolving Loans under this Agreement, (c) the Borrower will issue not less than $150,000,000 aggregate principal amount of the Subordinated Notes in a public offering or in a Rule 144A or other private placement, (d) the Borrower will contribute $406,000,000 to the equity of its wholly owned subsidiary Hanger Prosthetics & Orthotics, Inc., which will lend such amount to AcquisitionCo, (e) AcquisitionCo will acquire from the Seller for an aggregate cash amount not to exceed $406,000,000 all the outstanding capital stock of, and will then be merged with and into, NovaCare Orthotics & Prosthetic, Inc., a Delaware corporation and (f) the Borrower will pay fees and expenses incurred in connection with the Effective Date Transactions in an aggregate amount not to exceed $20,000,000.

      The Borrower has  requested  the Lenders to extend credit in the form of
(a) Tranche A Term Loans on the Effective Date in an aggregate principal amount not in excess of $100,000,000, (b) Tranche B Term Loans on the Effective Date in an aggregate principal amount not in excess of $100,000,000,
(c) Revolving Loans at any time and from time to time on or after the Effective Date and prior to the Revolving Maturity Date in an aggregate principal amount at any time outstanding not in excess of $100,000,000 minus the LC Exposure at such time and (d) Letters of Credit in an aggregate stated amount at any time outstanding that will not result in the LC Exposure exceeding $5,000,000. The proceeds of the Term Loans and of Revolving Loans (the amount of which shall not exceed $20,000,000) made on the Effective Date are to be used by the Borrower solely (i) to finance the Acquisition, (ii) to refinance the Scheduled Indebtedness and (iii) to pay fees and expenses related to the Effective Date Transactions. The proceeds of the remaining Revolving Loans are to be used by the Borrower and its Subsidiaries to provide working capital and for other general corporate purposes. The Letters of Credit are to be used to support obligations incurred by the Borrower and its Subsidiaries in the ordinary course of their businesses.

      The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

      "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

      "ACQUISITION" means the purchase by AcquisitionCo from the Seller of all the outstanding capital stock of NovaCare O&P and the subsequent merger of AcquisitionCo with and into NovaCare O&P, all as provided in the Stock Purchase Agreement. "ACQUISITION DOCUMENTS" means (a) the Stock Purchase Agreement and (b) the Transition Services Agreement, the Subscriber Services Agreement and the Escrow Agreement, each as defined in the Stock Purchase Agreement.

      "ACQUISITIONCO" means HPO Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Borrower.

      "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "ADMINISTRATIVE AGENT" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

      "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

      "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "AGENTS" means the Administrative Agent, the Collateral Agent, the Syndication Agent and the Documentation Agent.

      "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

      "APPLICABLE PERCENTAGE" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

      "APPLICABLE RATE" means, for any day (a) with respect to any Tranche B Term Loan, (i) 2.50% per annum, in the case of an ABR Loan, or (ii) 3.50% per annum, in the case of a Eurodollar Loan, and (b) with respect to any Revolving Loan or Tranche A Term Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; PROVIDED that until the date that is 45 days after December 31, 1999, the "Applicable Rate" for purposes of clause (b) shall be the applicable rate per annum set forth below for Category 1:

 ============================================================================================================
                                       ABR                 EURODOLLAR                COMMITMENT FEE
        LEVERAGE RATIO:               SPREAD                 SPREAD                       RATE
 ------------------------------------------------------------------------------------------------------------
          CATEGORY 1

   Greater than or equal to           1.50%                  2.50%                        0.50%
         4.00 to 1.00
 ------------------------------------------------------------------------------------------------------------

          CATEGORY 2

   Greater than or equal to 3.50      1.25%                  2.25%                        0.50%
     to 1.00 but less than
          4.00 to 1.00
 ------------------------------------------------------------------------------------------------------------

          CATEGORY 3

   Greater than or equal to 3.00      1.00%                  2.00%                       0.375%
       to 1.00 but less than
          3.50 to 1.00
 ------------------------------------------------------------------------------------------------------------

          CATEGORY 4

    Less than 3.00 to 1.00            0.75%                  1.75%                       0.375%

 ============================================================================================================

      For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1
(a) at any time that an Event of Default has occurred and is continuing or (b) at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

      "ARRANGER" means Chase Securities Inc.

      "ASSESSMENT RATE" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; PROVIDED that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

      "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

      "BASE CD RATE" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

      "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

      "BORROWER" means Hanger Orthopedic Group, Inc., a Delaware corporation.

      "BORROWING" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

      "BORROWING REQUEST" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

      "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

      "CCP" means Chase Capital Partners, together with one of more of its affiliated investment funds.

      "CERTIFICATE OF DESIGNATIONS" means the certificate of designations dated as of the Effective Date governing the Preferred Stock, substantially in the form as described in the Offering Memorandum, with no changes therefrom adverse to the Lenders.

      "CHANGE IN CONTROL" means (a) the acquisition by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of ownership, directly or indirectly, beneficially or of record, by any Person of Equity Interests in the Borrower representing at least 35% of the aggregate ordinary voting power or the aggregate equity represented by the issued and outstanding Equity Interests in the Borrower;
(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) the occurrence of a "Change of Control"or similar event, however denominated, under the Subordinated Note Documents, any other instrument or agreement evidencing or governing Indebtedness or any certificate of designations, instrument or agreement governing the Preferred Stock or any other Equity Interests.

      "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

      "CLASS I MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Class I Mortgaged Property to secure the Obligations. Each Class I Mortgage shall be satisfactory in form and substance to the Collateral Agent, substantially in the form of Exhibit L.

      "CLASS I MORTGAGED PROPERTY" means, initially, each Mortgaged Property identified on Schedule A, and each other Mortgaged Property on which any manufacturing or distribution facility of a Loan Party is located or which has a book or fair market value in excess of $750,000.

      "CLOSING DATE" means the date this Agreement becomes effective pursuant to Section 9.06.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      "COLLATERAL"  means  any  and  all  "Collateral",   as  defined  in  any
applicable Security Document.

      "COLLATERAL AGENT" means The Chase Manhattan Bank, in its capacity as collateral agent for the Lenders hereunder.

      "COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

            (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of each of the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security

      Documents  duly  executed and  delivered on behalf of such Loan Party or
      (ii) in the case of any Person that becomes a Loan Party after the Effective Date, a supplement to the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document, as appropriate, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

            (b) all outstanding Equity Interests of the Borrower and each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Pledge Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

            (c) all Indebtedness in an aggregate principal amount exceeding $250,000 of the Borrower and each Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Pledge Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

            (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

            (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Class I Mortgage as a valid first Lien on the Class I Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and
      (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Class I Mortgage or Class I Mortgaged Property; and

            (f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Loan Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

      "COMMITMENT" means a Revolving Commitment, Tranche A Commitment or Tranche B Commitment, or any combination thereof (as the context requires).

      "CONSOLIDATED   ADJUSTED   EBITDA"  means   Consolidated   EBITDA  minus
Consolidated Capital Expenditures for the period for which Consolidated EBITDA is being calculated.

      "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period.

      "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP,
(ii) any interest accrued during such period in respect of Indebtedness of the Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) interest income of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period. Anything contained in this definition or elsewhere in this Agreement to the contrary notwithstanding, in calculating Consolidated Cash Interest Expense for each of the periods ending on December 31, 1999 and March 31, 2000, respectively, Consolidated Cash Interest Expense shall be deemed to equal Consolidated Cash Interest Expense for the period commencing on July 1, 1999, and ending on December 31, 1999 and March 31, 2000, respectively.

      "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period,
(iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary charges for such period and (v) solely in determining Consolidated EBITDA for the periods ending December 31, 1999, March 31, 2000 and June 30, 2000, $2,025,000, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP. Anything contained in this definition or elsewhere in this Agreement to the contrary notwithstanding, in calculating Consolidated EBITDA (i) for any four-fiscal-quarter period that includes the fiscal quarter ending September 30, 1999, Consolidated EBITDA for such quarter shall be increased by an amount up to $15,000,000 of restructuring and acquisition and integration expenses incurred in connection with the Acquisition to the extent such costs have actually been paid by the Loan Parties and not so included in Consolidated EBITDA in any prior quarter and (ii) solely for purposes of calculating the Leverage Ratio, for each of the periods ending on December 31, 1999 and March 31, 2000, respectively, Consolidated EBITDA shall be deemed to equal Consolidated EBITDA for the period commencing on July 1, 1999, and ending on (x) December 31, 1999, plus

$2,025,000 multiplied by 2 and (y) March 31, 2000, plus $2,025,000 multiplied by 4/3, respectively. For purposes of calculating Consolidated EBITDA for any period (each, a "REFERENCE PERIOD") in connection with determining compliance with Sections 6.12, 6.13 and 6.14 for such period, if during such Reference Period (or, in the case of pro forma calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) the Borrower or any Subsidiary shall have made a Material Disposition or Material Acquisition (each as defined below), Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period (with the Reference Period for the purposes of pro forma calculations being the most recent period of four consecutive fiscal quarters for which the relevant financial information is available); PROVIDED that such pro forma calculations shall give effect to the terms of any employment agreement entered into in connection such Material Disposition or Material Acquisition. As used in this definition, "Material Acquisition" means any acquisition or series of related acquisitions permitted under Section 6.05; and "Material Disposition" means any disposition of property or series of related dispositions of property that involves assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Equity Interests of a Subsidiary.

      "CONSOLIDATED NET INCOME" means, for any period, the net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded (a) the income of any Person (other than the Borrower) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary.

      "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

      "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

      "DOLLARS" or "$" refers to lawful money of the United States of America.

      "DOCUMENTATION AGENT" means Paribas.

      "EFFECTIVE  DATE" means the date on which the  conditions  specified  in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

      "EFFECTIVE DATE TRANSACTIONS" means the Transactions that have occurred, or that are contemplated or required by this Agreement to have occurred, on or before the Effective Date and prior to the initial Borrowing or issuance of a Letter of Credit hereunder.

      "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

      "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

      "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

      "EVENT OF DEFAULT" has the meaning assigned to such term in Article VII.

      "EXCESS CASH FLOW" means, for any fiscal year, the sum (without duplication) of:

            (a) the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; PLUS

            (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; PLUS

            (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues and other consolidated accrued long-term liability accounts of the Borrower and its consolidated Subsidiaries increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Borrower and its consolidated Subsidiaries decreased during such fiscal year; MINUS

            (d) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues and other consolidated accrued long-term liability accounts of the Borrower and its consolidated Subsidiaries decreased during such fiscal year plus (iv) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Borrower and its consolidated Subsidiaries increased during such fiscal year; MINUS

            (e) the sum of (i) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness) PLUS (ii) cash consideration paid during such fiscal year to make acquisitions or other capital investments (except to the extent financed by incurring Long-Term Indebtedness) PLUS (iii) to the extent paid in cash during such fiscal year, 50% of payments in respect of Permitted Earn-Out Obligations; MINUS

            (f) the  aggregate  principal  amount  of  Long-Term  Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.10(c) or (d), and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

      "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.16(e).

      "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "FINANCIAL  OFFICER"  means  the  chief  financial  officer,   principal
accounting officer, treasurer or controller of the Borrower.

      "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "FOREIGN SUBSIDIARY" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

      "GAAP" means generally accepted accounting principles in the United States of America.

      "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

      "GUARANTEE AGREEMENT" means the Guarantee Agreement substantially in the form of Exhibit D among the Borrower, the Guarantors from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

      "GUARANTORS" means each person listed on Schedule 1.01 and each other person that becomes party to the Guarantee Agreement as a Guarantor, and the permitted successors and assigns of each such person.

      "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

      "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) al obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

      "INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT" means the Indemnity, Subrogation and Contribution Agreement substantially in the form of Exhibit E among the Borrower, the Subsidiary Loan Parties from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

      "INFORMATION MEMORANDUM" means the Confidential Information Memorandum dated May 1999 relating to the Borrower and the Transactions.

      "INTELLECTUAL  PROPERTY" shall have the meaning assigned to such term in
Section 3.18.

      "INTEREST ELECTION REQUEST" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.06.

      "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

      "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

      "ISSUING BANK" means The Chase Manhattan Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      "LC DISBURSEMENT" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

      "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving

Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

      "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance or Section 2.18.

      "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement.

      "LEVERAGE RATIO" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

      "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

      "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

      "LOAN DOCUMENTS" means this Agreement, the Guarantee Agreement, the Security Documents and the Indemnity, Subrogation and Contribution Agreement.

      "LOAN PARTIES" means the Borrower and the Subsidiary Loan Parties.

      "LOANS" means the loans made by the Lenders hereunder.

      "LONG-TERM INDEBTEDNESS" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, or of NovaCare O&P, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

      "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging
Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the \Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

      "MOODY'S" means Moody's Investors Service, Inc.

      "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent, substantially in the form of Exhibit L or the form of mortgage pursuant to the Paribas Credit Agreement.

      "MORTGAGED PROPERTY" means, initially, each real property (and the improvements thereto) owned by a Loan Party, identified by the Collateral Agent and listed on Schedule B, and each other parcel of real property (and the improvements thereto) hereafter acquired by a Loan Party.

      "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "NET PROCEEDS" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of
(i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (c) in the case of any event described in clause (c) of the definition of "Prepayment Event," the aggregate amount of such proceeds applied pursuant to Section 6.08(a)(iv), (d) in the case of an issuance of common stock by the Borrower, if the Borrower shall have delivered to the Administrative Agent calculations demonstrating that the Leverage Ratio, calculated on a pro forma basis as of the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.03(a) or (b), giving effect to the application of the proceeds thereof (the "COMMON STOCK PROCEEDS") as if such application had occurred at the beginning of such period, does not exceed 2.50 to 1.00, the aggregate amount of such Common

Stock Proceeds that have been applied to the prepayment of the Subordinated Notes, which amount shall not exceed 25% of the total of the aggregate amount of such Common Stock Proceeds less the sum of (x) any portion of such Common Stock Proceeds applied pursuant to Sectio 6.08(a)(iv) and (y) the aggregate amount of such Common Stock Proceeds applied in any other manner permitted by this Agreement and (e) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

      "NET WORKING CAPITAL" means, at any date, (a) the consolidated current assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

      "NOVACARE O&P" means NovaCare Orthotics & Prosthetic, Inc., a Delaware corporation and a wholly owned subsidiary of the Seller, and its subsidiaries, taken as a whole.

      "OBLIGATIONS" means (a) the due and punctual payment by the Borrower or the applicable Loan Parties of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under this Agreement and the other Loan Documents, (b) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to this Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all obligations of the Borrower or any Subsidiary, monetary or otherwise, under each Hedging Agreement entered into to limit interest rate risk with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into.

      "OFFERING MEMORANDUM" means the offering memorandum dated June 9, 1999 relating to the Subordinated Notes.

      "OTHER TAXES" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

      "PARIBAS CREDIT AGREEMENT" means the Credit Agreement dated as of November 1, 1996, among the Borrower, JEH Acquisition Corporation, a Georgia corporation, the lenders party thereto and Paribas, individually and as administrative agent, as amended to the date hereof.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

      "PERFECTION CERTIFICATE" means a certificate in the form of Exhibit C or any other form approved by the Collateral Agent.

      "PERMITTED EARN-OUT OBLIGATIONS" means obligations of the Borrower incurred in connection with an acquisition permitted under Section 6.05(i) which (a) are not secured or Guaranteed, (b) are payable solely by the Borrower upon the passage of time or in the event certain future performance goals are achieved by the business acquired in such acquisition and (c) arise under written agreements specifying in each case an amount as the maximum potential liability for the Borrower in respect thereof; PROVIDED, that the Maximum Earn-Out Liability (as defined below) shall not exceed (i) $1,000,000 for any single acquisition (including all amounts payable over the term of the agreement creating such Permitted Earn-Out Obligation) or (ii) $10,000,000 in any fiscal year. For purposes hereof, the amount of any Permitted Earn-Out Obligation shall be the maximum potential liability ("MAXIMUM EARN-OUT LIABILITY") of the Borrower specified in the agreement creating such Permitted Earn-Out Obligation.

      "PERMITTED ENCUMBRANCES" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

            (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

PROVIDED that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

      "PERMITTED INVESTMENTS" means:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

      "PERMITTED SELLER NOTES" means notes issued by the Borrower to sellers of stock or assets in one or more acquisitions permitted under Section 6.05, which notes (i) shall be unsecured and not guaranteed by subsidiaries of the Borrower, (ii) shall be subordinated to the Obligations on terms at least as favorable to the Lenders as those set forth in Exhibit K hereto, (iii) shall mature no earlier than the date that is six months after the Tranche B Maturity Date and (iv) shall otherwise be in form and on terms satisfactory to the Administrative Agent; PROVIDED, that Permitted Seller Notes in an aggregate principal amount outstanding at any time not to exceed $15,000,000 shall be permitted (x) to be PARI PASSU with the Obligations or (y) to mature earlier than the date that is six months after the Tranche B Maturity Date.

      "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "PLEDGE AGREEMENT" means the Pledge Agreement substantially in the form of Exhibit F among the Borrower, the Subsidiary Loan Parties from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

      "PNA" means Paribas North America, Inc., an affiliate of Paribas.

      "PREFERRED STOCK" means the 7% Redeemable Preferred Stock, par value $0.01 per share, original issue price $1,000 a share, of the Borrower, issued under the Certificate of Designations, substantially in the form as described in the Offering Memorandum, with no changes therefrom adverse to the Lenders.

      "PREPAYMENT EVENT" means:

            (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than (i) dispositions described in clauses (a) and (b) of Section 6.04 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Borrower; or

            (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, but only to the extent that the Net Proceeds therefrom (i) exceed $1,000,000 and (ii) have not been applied to repair, restore or replace such property or asset within 120 days after such event; or

            (c) the issuance by the Borrower or any Subsidiary of any Equity Interests, or the receipt by the Borrower or any Subsidiary of any capital contribution, other than any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Borrower or a Subsidiary, but only to the extent that the Net Proceeds therefrom exceed $500,000; PROVIDED that any equity issuances shall not constitute Prepayment Events to the extent the proceeds thereof are applied to finance acquisitions permitted under Section 6.05 or make payments pursuant to Section 6.08(a)(iv); or

            (d) the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than the Subordinated Notes or other Indebtedness described in clauses (iv), (vi), (vii), (viii) and (ix) of paragraph (a) of Section 6.01.

      "PRIME RATE" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

      "PROJECTIONS" shall have the meaning set forth in Section 4.01(n).

      "REGISTER" has the meaning set forth in Section 9.04.

      "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "REQUIRED LENDERS" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

      "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

      "REVOLVING AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of the date that is five Business Days prior to the Revolving Maturity Date and the date of termination of the Revolving Commitments.

      "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $100,000,000.

      "REVOLVING EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

      "REVOLVING LENDER" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

      "REVOLVING  LOAN"  means a Loan made  pursuant  to clause (c) of Section
2.01.

      "REVOLVING  MATURITY  DATE" means the sixth  anniversary  of the Closing
Date.

      "S&P" means Standard & Poor's.

      "SCHEDULED INDEBTEDNESS" means (a) all Indebtedness incurred under the Paribas Credit Agreement and (b) all Guarantees issued by NovaCare Orthotics and Prosthetics, Inc. and its subsidiaries under the Credit Agreement dated as of May 27, 1994, among NovaCare, Inc., a Delaware corporation, certain of its subsidiaries, the lenders party thereto and PNC Bank, National Association, as agent, as amended to the date hereof.

      "SECURED PARTIES" means the Administrative Agent, the Collateral Agent, each Lender, the Issuing Bank and each other person to which any of the Obligations is owed.

      "SECURITY AGREEMENT" means the Security Agreement substantially in the form of Exhibit G among the Borrower, the Subsidiary Loan Parties from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

      "SECURITY DOCUMENTS" means the Security Agreement, the Pledge Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

      "SELLER" means NovaCare, Inc., a Delaware corporation.

      "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject
(a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement dated April 2, 1999, as amended as of May 19, 1999 by and among the Seller, NC Resources, Inc., a Delaware corporation, the Borrower and AcquisitionCo.

      "SUBORDINATED NOTES" means $150,000,000 aggregate principal amount of the Borrower's Senior Subordinated Notes due 2009 to be issued by the Borrower pursuant to the Subordinated Note Documents.

      "SUBORDINATED NOTE DOCUMENTS" means the indenture providing for the issuance of the Subordinated Notes substantially in the form as described in the Offering Memorandum, with no changes therefrom adverse to the Lenders and all other instruments, agreements and other documents evidencing or governing the Subordinated Notes or providing for any Guarantee or other right in respect thereof.

      "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

      "SUBSIDIARY" means any subsidiary of the Borrower.

      "SUBSIDIARY LOAN PARTY" means any Subsidiary that is not a Foreign Subsidiary.

      "SYNDICATION AGENT" means Bankers Trust Company.

      "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

      "TERM LOANS" means Tranche A Term Loans and Tranche B Term Loans.

      "THREE-MONTH SECONDARY CD RATE" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

      "TOTAL INDEBTEDNESS" means, as of any date, the sum of (a) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis.

      "TRANCHE A COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $100,000,000.

      "TRANCHE A LENDER" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

      "TRANCHE A MATURITY  DATE"  means the sixth  anniversary  of the Closing
Date.

      "TRANCHE  A TERM  LOAN"  means a Loan made  pursuant  to  clause  (a) of
Section 2.01.

      "TRANCHE B COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $100,000,000.

      "TRANCHE B LENDER" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

      "TRANCHE B MATURITY DATE" means the date that is six months after the seventh anniversary of the Closing Date.

      "TRANCHE  B TERM  LOAN"  means a Loan made  pursuant  to  clause  (b) of
Section 2.01.

      "TRANSACTIONS" means the execution, delivery and performance by the Loan Parties of the Loan Documents (including the creation of the Liens provided for in the Security Documents), the Borrowings and issuances of Letters of Credit hereunder, the use of the proceeds of such Borrowings and Letters of Credit, the issuance and sale of the Preferred Stock, the issuance and sale of the Subordinated Notes, the Acquisition and the other transactions contemplated hereby and by the other Loan Documents.

      "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

      "WHOLLY OWNED SUBSIDIARY" means a Subsidiary of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity and 100% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held, directly or indirectly, by the Borrower or one or more wholly owned subsidiaries of the Borrower.

      "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (E.G., a "Revolving Loan") or by Type (E.G., a "Eurodollar Loan") or by Class and Type

(E.G., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (E.G., a "Revolving Borrowing") or by Type (E.G., a "Eurodollar Borrowing") or by Class and Type (E.G., a "Eurodollar Revolving Borrowing").

      SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      SECTION 1.04. ACCOUNTING TERMS; GAAP; PRO FORMA COMPUTATIONS. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

      (b) All pro forma computations required to be made hereunder giving effect to any acquisition, investment, sale, disposition or similar event shall reflect on a pro forma basis such event and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event.

                                  ARTICLE II

                                  THE CREDITS

      SECTION 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Tranche A Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche A Commitment, (b) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

      SECTION 2.02. LOANS AND BORROWINGS. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

      (b) Each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

      (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is not less than $500,000 and if greater, is an integral multiple of $1,000,000; PROVIDED that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of 10 Eurodollar Borrowings outstanding.

      (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

      SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than

11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; PROVIDED that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

            (i)  whether  the  requested   Borrowing  is  to  be  a  Revolving
      Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

            (ii) the aggregate amount of such Borrowing;

            (iii) the date of such Borrowing, which shall be a Business Day;

            (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

            (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
      Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

      SECTION 2.04. LETTERS OF CREDIT. (a) GENERAL. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

      (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $5,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

      (c) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

      (d) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

      (e) REIMBURSEMENT. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or
(ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; PROVIDED that, if such LC Disbursement is not less than $5,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an

ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

      (f) OBLIGATIONS ABSOLUTE. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; PROVIDED that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

      (g) DISBURSEMENT PROCEDURES. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

      (h) INTERIM INTEREST. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; PROVIDED that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Sections 2.12(c) and

(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

      (i) REPLACEMENT OF THE ISSUING BANK. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement,
(i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

      (j) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10(b), and any such cash collateral so deposited and held by the Administrative Agent hereunder shall constitute part of the Borrowing Base for purposes of determining compliance with Section 2.10(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10(b) and no Default shall have occurred and be continuing.

      SECTION 2.05. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; PROVIDED that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

      (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

      SECTION 2.06. INTEREST ELECTIONS. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

      (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest

Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

      (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

      (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

      (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

      SECTION 2.07. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, (i) the Tranche A Commitments and Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and
(ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

      (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; PROVIDED that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

      (c) If any prepayment of Term Borrowings  would be required  pursuant to
Section 2.10 but cannot be made because there are no Term Borrowings outstanding, or because the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment would be required, the Revolving Commitments shall be reduced by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

      (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under paragraph (c) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

      SECTION 2.08. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.09.

      (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

      (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

      (d) The entries  made in the accounts  maintained  pursuant to paragraph
(b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

      (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

      SECTION 2.09. AMORTIZATION OF TERM LOANS. (a) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche A Term Borrowings in 22 consecutive quarterly installments, payable beginning March 31, 2000 and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

      INSTALLMENT                                      AMOUNT

         1-4                                         $2,500,000
         5-22                                        $5,000,000

      (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche B Term Borrowings in 28 consecutive quarterly installments, payable beginning March 31, 2000 and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

      INSTALLMENT                                      AMOUNT

         1-22                                        $   250,000
         23-28                                       $15,750,000

      (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

      (d) Any prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably; PROVIDED that any prepayment made pursuant to Section 2.10(a) shall be applied, first, to reduce the next scheduled repayment of the Term Borrowings of such Class to be made pursuant to this Section unless and until such next scheduled repayment has been eliminated as a result of reductions hereunder and, second, ratably.

      (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

      SECTION 2.10. PREPAYMENT OF LOANS. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

      (b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.04(j)) in an aggregate amount equal to such excess.

      (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds; PROVIDED that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 120 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 120-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; PROVIDED FURTHER that the Borrower shall not be permitted to make elections pursuant to the immediately preceding proviso with respect to Net Proceeds in any fiscal year aggregating in excess of $1,000,000.

      (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000 , the Borrower shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to
Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

      (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; PROVIDED that any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall be applied to prepay Tranche A Term Borrowings and Tranche B Term Loans of

Lenders who accept prepayment of their Tranche B Term Loans pursuant to this Section, on a pro rata basis based on their then respective outstanding principal amounts.

      (f) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; PROVIDED that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.07. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

      SECTION 2.11. FEES. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of each Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears (i) in the case of commitment fees in respect of the Revolving Commitments, on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Closing Date, and (ii) in the case of commitment fees in respect of the Tranche A Term Commitments and Tranche B Term Commitments, on the Effective Date or any earlier date on which such Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

      (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rates applicable to Eurodollar Revolving Loans, on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 1/4 of 1% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; PROVIDED that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

      (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

      (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

      SECTION 2.12. INTEREST. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

      (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

      (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

      (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

      (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

      SECTION 2.13. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

            (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

      SECTION 2.14. INCREASED COSTS. (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

            (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

      (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

      (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

      (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; PROVIDED that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

      SECTION 2.15. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

      SECTION 2.16. TAXES. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

      (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

      (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental
Authority.  A  certificate  as to the  amount  of such  payment  or  liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

      (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

      SECTION 2.17. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

      (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

      (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

      (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), 2.05(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.18. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

      (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Lenders that:

      SECTION 3.01. ORGANIZATION; POWERS. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every juris diction where such qualification is required.

      SECTION 3.02. AUTHORIZATION; ENFORCEABILITY. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      SECTION 3.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

      SECTION 3.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 1998, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of March 31, 1999, prepared giving effect to the Effective Date Transactions as if the Effective Date Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Effective Date Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of March 31, 1999 as if the Effective Date Transactions had occurred on such date.

      (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of the Borrower, its Subsidiaries or NovaCare O&P has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

      (d) Since December 31, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

      SECTION 3.05. PROPERTIES. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

      (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions.

      (d) As of the Effective Date, neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

      SECTION 3.06. LITIGATION AND ENVIRONMENTAL MATTERS. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

      (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

      (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

      SECTION 3.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

      SECTION 3.08. INVESTMENT AND HOLDING COMPANY STATUS. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

      SECTION 3.09. TAXES. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.11. DISCLOSURE. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement, any other Loan Document or any other document delivered in connection with the Transactions or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

      SECTION 3.12. SUBSIDIARIES. Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

      SECTION 3.13. INSURANCE. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Borrower believes that the insurance maintained by or on behalf of the Borrower and its Subsidiaries is adequate.

      SECTION 3.14. LABOR MATTERS. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

      SECTION 3.15. SOLVENCY. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

      SECTION 3.16. SENIOR INDEBTEDNESS. The Obligations constitute "Senior Debt" under and as defined in the Subordinated Note Documents.

      SECTION 3.17. YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of the Borrower and its Subsidiaries and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 31, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its businesses without Material Adverse Effect.

      SECTION 3.18. INTELLECTUAL PROPERTY. The Borrower and each of its Subsidiary owns, or is licensed to use, all patents, trademarks, tradenames, service marks, copyrights, technology, know-how and processes (together with all applications therefor and licenses granting rights therein, "INTELLECTUAL PROPERTY") reasonably necessary for the conduct of its business as currently conducted, except for those the failure to own or be licensed to use which could not reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Borrower, (a) the use of Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any person,
(b) no Intellectual Property of the Borrower or any of its Subsidiaries is being infringed upon by any Person, and (c) no claim is pending or threatened in writing challenging the use or the validity of any Intellectual Property of the Borrower or any Subsidiary, except for infringements and claims referred to in the foregoing clauses (a), (b) and (c) that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.


                                  ARTICLE IV

                                  CONDITIONS

      SECTION 4.01. EFFECTIVE DATE. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

            (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Freedman, Levy, Kroll & Simonds, counsel for the Borrower, substantially in the form of Exhibit

      B-1 and (ii) local counsel for the Administrative Agent in each jurisdiction where a Class I Mortgaged Property is located, substantially in the form of Exhibit B-2, and, in the case of each such opinion, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent or the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

            (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

            (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

            (e) The Agents shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

            (f) The Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

            (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

            (h) The Lenders shall be reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which the Borrower and its Subsidiaries may be subject after giving effect to the Transactions, and with the plans of the Borrower and its subsidiaries with respect thereto.

            (i) The Borrower shall have received gross cash proceeds of not less than $60,000,000 from the issuance and sale of the Preferred Stock. The Administrative Agent shall have received copies of the Certificate of Designations and related documents in connection with the Preferred Stock substantially in the form as described in the Offering Memorandum, certified by a Financial Officer as complete and correct.

            (j) The Borrower shall have received gross cash proceeds of not less than $150,000,000 from the issuance of the Subordinated Notes. The Administrative Agent shall have received copies of the Subordinated Note Documents substantially in the form as described in the Offering Memorandum, certified by a Financial Officer as complete and correct.

            (k) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions, and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions or the operations or business of the Borrower and the Subsidiaries after giving effect to the Transactions. The Acquisition and the other Effective Date Transactions shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with the Acquisition Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the Acquisition Documents not approved by the Required Lenders. The Administrative Agent shall have received copies of the Acquisition Documents and all certificates, opinions and other documents delivered thereunder, certified by a Financial Officer as complete and correct.

            (l) The Administrative Agent shall have received (i) audited consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the three fiscal years ended prior to the Effective Date, (ii) unaudited consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for each fiscal quarter, if any, ending after the end of the most recent fiscal year and at least 30 days prior to the Effective Date (and, to the extent available and excluding related statements of cash flows, for each month ending after the end of the most recent such fiscal quarter and before the Effective Date),
      (iii) audited consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of NovaCare O&P for the three fiscal years ended prior to the Effective Date and
      (iv) unaudited consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of NovaCare O&P for each fiscal quarter, if any, ending after the end of the most recent fiscal year and at least 30 days prior to the Effective Date (and, to the extent available and excluding related statements of cash flows, for each month ending after the end of the most recent such fiscal quarter and before the Effective Date), each of which audited and unaudited financial statements (x) shall be in form and scope satisfactory to the Agents and (y) shall not be materially inconsistent with the financial statements or the projections previously provided to the Agents.

            (m) The Administrative Agent shall have received a pro forma consolidated balance sheet of the Borrower as of March 31, 1999, reflecting all pro forma adjustments as if the Effective Date Transactions had been consummated on such date, and such pro forma consolidated balance sheet shall be consistent in all material respects with the projections and other information previously provided to the Lenders. After giving effect to the Effective Date Transactions, neither the Borrower nor any of its Subsidiaries shall have outstanding any shares of preferred stock or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents, (ii) the Subordinated Notes, (iii) existing subordinated notes of subsidiaries of NovaCare O&P in an aggregate principal amount not to exceed $40,000,000, (iv) existing subordinated indebtedness of the Borrower or its subsidiaries in an aggregate principal amount not to exceed $15,600,000 and (v) the Preferred Stock. The aggregate amount of fees and expenses (including underwriting discounts and commissions) payable or otherwise borne by the Borrower and its Subsidiaries in connection with the Effective Date Transactions shall not exceed $20,000,000.

            (n) The  Administrative  Agent  shall have  received  management's consolidated and consolidating financial projections for the Borrower and its Subsidiaries for each of fiscal years 1999 through and including 2007, detailed on a quarter-by-quarter basis for fiscal years 1999 and 2000 (the "PROJECTIONS"), which projections shall reflect the Transactions and include the written assumptions upon which such projections are based. Such projections shall be reasonably satisfactory in all respects to the Agents and shall be substantially similar in form to the projections set forth in the Information Memorandum. The Lenders shall be satisfied with the projected amounts and the achievability of the synergies to be realized as a result of the Acquisition.

            (o) The Administrative Agent shall have received a solvency letter, in form and substance satisfactory to the Lenders, from Valuation Research with respect to the solvency of the Borrower and its subsidiaries on a consolidated basis after giving effect to the Effective Date Transactions.

            (p) There shall be no litigation or administrative proceeding that has had or is reasonably likely to have a Material Adverse Effect, after giving effect to the Transactions.

            (q) The consummation of the Transactions shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of the Borrower, any of the Subsidiaries or NovaCare O&P.

            (r) The Lenders shall have received a certificate of a financial officer of the Borrower with respect to the pro forma Consolidated EBITDA of the Borrower and NovaCare O&P for the twelve month period ending March 31, 1999, and such Consolidated EBITDA (calculated on a pro forma basis to reflect acquisitions during such period) shall not be less than $84,000,000.

            (s) No event shall have occurred, and no condition or circumstance shall exist, that in the judgment of the Required Lenders has had or is reasonably likely to have a material adverse effect on the business, operations, properties, assets, liabilities or condition (financial or otherwise) of the Borrower and its subsidiaries, taken as a whole, or of NovaCare O&P.

            (t) The Scheduled Indebtedness shall have been or shall simultaneously be repaid in full or released, all agreements and instruments evidencing or governing such Indebtedness and all lending or other commitments thereunder shall have been terminated and all Liens securing such Indebtedness shall have been released, and the Administrative Agent shall have received such evidence as it shall reasonably have requested as to the satisfaction of such conditions.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on July 31, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

      SECTION 4.02. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

            (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

            (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

      Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

      SECTION 5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will furnish to the Administrative Agent and each Lender:

            (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated and unaudited consolidating balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated and consolidating balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) within 45 days after the end of each of the first two fiscal months of each fiscal quarter of the Borrower, its consolidated balance sheet and related statements of income and stockholders' equity as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12, 6.13, 6.14 and 6.15 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any

      Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (f) prior to the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

            (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

            (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

      SECTION 5.02. NOTICES OF MATERIAL EVENTS. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000; and

            (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      SECTION 5.03. INFORMATION REGARDING COLLATERAL. (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

      (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the General Counsel of the Borrower (i) setting forth the information required pursuant to Section 1 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

      SECTION 5.04. EXISTENCE; CONDUCT OF BUSINESS. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

      SECTION 5.05. PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 5.06. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      SECTION 5.07. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

      SECTION 5.08. CASUALTY AND CONDEMNATION. (a) The Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

      SECTION 5.09. BOOKS AND RECORDS; INSPECTION AND AUDIT RIGHTS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The
Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

      SECTION 5.10. COMPLIANCE WITH LAWS. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 5.11. USE OF PROCEEDS AND LETTERS OF CREDIT. The proceeds of the Borrowings hereunder and the Letters of Credit will be used only for the purposes set forth in the preamble to this Agreement. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry any Margin Stock or to refinance any Indebtedness originally incurred for such purpose, or for any other purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

      SECTION 5.12. ADDITIONAL SUBSIDIARIES. If any additional Subsidiary is formed or acquired after the Effective Date, the Borrower will, within three Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

      SECTION 5.13. FURTHER ASSURANCES. (a) The Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan

Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

      (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Liens under the Security Documents upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

      SECTION 5.14. INTEREST RATE PROTECTION. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter for a period of not less than five years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the outstanding Long-Term Indebtedness of the Borrower.


                                  ARTICLE VI

                              NEGATIVE COVENANTS

      Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

      SECTION 6.01. INDEBTEDNESS; CERTAIN EQUITY SECURITIES. (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

            (i) Indebtedness created under the Loan Documents;

            (ii) the Subordinated Notes; PROVIDED that the aggregate principal
      amount  for  all   Indebtedness   permitted  by  this  clause  (ii)  and
      outstanding at any time shall not exceed $150,000,000;

            (iii)  Indebtedness  existing  on the date hereof and set forth in
      Schedule 6.01, but not any extensions, renewals or replacements of any such Indebtedness;

            (iv) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; PROVIDED that Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Sections 6.05(d)(ii),
      (e) and (f);

            (v) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; PROVIDED that Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.05;

            (vi) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; PROVIDED that (a) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (b) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $10,000,000 at any time outstanding;

            (vii) Indebtedness of any Person that becomes a Subsidiary after the date hereof; PROVIDED that (a) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (b) the aggregate principal amount of Indebtedness permitted by this clause
      (vii) shall not exceed $5,000,000 at any time outstanding;

            (viii) Permitted Seller Notes in an aggregate principal amount outstanding at any time not to exceed $65,000,000; and

            (ix) other unsecured Indebtedness in an aggregate principal amount not exceeding $15,000,000 at any time outstanding; PROVIDED that the aggregate principal amount of Indebtedness of the Borrower's Subsidiaries permitted by this clause (ix) shall not exceed $5,000,000 at any time outstanding.

Notwithstanding the foregoing, the Borrower will not, and will not permit any Subsidiary to, create, incur or assume any Indebtedness at any time, unless such creation, incurrence or assumption is expressly permitted under the Subordinated Note Documents at such time.

      (b) The Borrower will not, and will not permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests other than (i) the Preferred Stock and (ii) junior preferred stock; provided that the terms of such junior preferred stock shall have been approved by the Required Lenders or shall be no more adverse to the Borrower or the Lenders than the Preferred Stock and shall be substantially similar to the non-voting common stock of the Borrower, except with respect to liquidation rights.

      SECTION 6.02. LIENS. (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (i) Liens created under the Loan Documents;

            (ii) Permitted Encumbrances;

            (iii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; PROVIDED that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof;

            (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; PROVIDED that
      (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (c) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be; and

            (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; PROVIDED that (A) such security interests secure Indebtedness permitted by clause (vi) of
      Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 80% of the cost of acquiring, constructing or improving such fixed or capital assets and
      (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary.

      SECTION 6.03. FUNDAMENTAL CHANGES. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii any Subsidiary may merge into another Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if either party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party and (iii) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; PROVIDED that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger, and any such merger involving a Subsidiary that is not a Subsidiary Loan Party, shall not be permitted unless also permitted by Section 6.05.


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                                                                            59


      (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than orthotic and prosthetic patient-care clinic management and the manufacture and distribution of orthotic and prosthetic devices and patient-care products and business activities incidental or reasonably related thereto.

      SECTION 6.04. ASSET SALES. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any of its Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

            (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business and dispositions of obsolete inventory of NovaCare O&P having an aggregate book value not to exceed $10,000,000 following the Borrower's initial inventory review of NovaCare O&P in connection with the Acquisition;

            (b) sales, transfers and dispositions to the Borrower or a Subsidiary; PROVIDED that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.05 and 6.09; and

            (c) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section; PROVIDED that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $5,000,000 during any fiscal year of the Borrower and the Net Proceeds of each sale, transfer or disposition are applied in a manner consistent with the other provisions of this Agreement (including Section 2.10);

PROVIDED that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair value and solely for consideration consisting of (i) cash and (ii) non-cash consideration in an aggregate amount for all such transactions after the Effective Date not to exceed $500,000.

      SECTION 6.05. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

            (a) the Acquisition;

            (b) Permitted Investments;

            (c)  investments  existing  on the date  hereof  and set  forth on
      Schedule 6.05;

            (d) investments by the Borrower and its Subsidiaries in Equity Interests in their respective Subsidiaries; PROVIDED that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in the definition of "Collateral and Guarantee Requirement" in Section 1.01) and (ii) the aggregate amount of investments by Loan Parties in, loans and advances by Loan Parties to and Guarantees by Loan Parties of Indebtedness of Subsidiaries that are not Loan Parties (including all such investments, loans, advances and Guarantees existing on the Effective Date) shall not exceed $500,000 at any time outstanding;

            (e) loans or advances made by the Borrower to any Subsidiary or made by any Subsidiary to the Borrower or any other Subsidiary; PROVIDED that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (d) above;

            (f) Guarantees constituting Indebtedness permitted by Section 6.01; PROVIDED that (i) a Subsidiary shall not Guarantee the Subordinated Notes unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee of the Subordinated Notes is subordinated to such Guarantee of the
      Obligations  on  terms  no  less  favorable  to  the  Lenders  than  the subordination provisions of the Subordinated Notes and (C) such Guarantee of the Subordinated Notes provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations, and (ii) the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d) above;

            (g) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

            (h) loans and advances made by the Borrower and the Subsidiaries in the ordinary course of business consistent with past practices to their respective employees for education-related expenses (including tuition and room and board), moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $2,500,000; and

            (i) acquisitions by the Borrower or any Subsidiary of all or substantially all of the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if (i) each Subsidiary, if any, formed for the purpose of or resulting from such acquisition shall be a Wholly Owned Subsidiary and a Loan Party, (ii) the ownership by the Borrower or any Subsidiary of such Person or business is consistent with the limitations of Section 6.03, (iii) no Default or Event of Default results from the making of any such acquisition, (iv) prior to the making of any such acquisition the Borrower shall have delivered to the Administrative Agent calculations demonstrating pro forma compliance with the covenants contained in Sections 6.12, 6.13, 6.14 and 6.15 as of the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.03(a) or (b), giving effect to such acquisition, any related incurrence or repayment of Indebtedness and the terms of any employment agreement entered into in connection therewith as if they had occurred at the beginning of such period and (v) the aggregate consideration (including the aggregate principal amount of Permitted Seller Notes issued and Permitted Earn-Out Obligations incurred) paid for acquisitions permitted under this clause
      (i) after the Effective Date shall not exceed $150,000,000; PROVIDED, that so long as the conditions in clause (iv) of this paragraph are satisfied and the Leverage Ratio (calculated as set forth in clause (iv) of this paragraph) does not exceed 2.50 to 1.00, the restriction set forth in this clause (v) shall not apply.

Notwithstanding the foregoing, the Borrower will not, and will not permit any Subsidiary to, enter into any transaction contemplated by this Section 6.05, unless such transaction is expressly permitted under the Subordinated Note Documents at such time.

      SECTION 6.06. SALE AND LEASEBACK TRANSACTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset.

      SECTION 6.07. HEDGING AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

      SECTION 6.08. RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS. (a) The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower may make Restricted Payments, not exceeding $1,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) if no Default or Event of Default has occurred and is continuing, the Borrower may repurchase shares of the Preferred Stock for, and may make additional payments with, cash or Equity Interests in the Borrower pursuant to the exercise by a holder of its put rights, or the exercise by the Borrower of its call rights or any mandatory redemption, as applicable, in each case as contemplated by the Certificate of Designations; PROVIDED that (x) to the extent such Restricted Payments are made for Equity Interests other than common stock, the terms of such Equity Interests shall have been approved by the Required Lenders and (y) to the extent that such Restricted Payments are made for cash, (A) such Restricted Payments may only be made with the cash proceeds of an issuance of common stock of the Borrower and (B) prior to the making of any such Restricted Payment, the Borrower shall have delivered to the Administrative Agent calculations demonstrating pro forma compliance with the covenants contained in Sections 6.12, 6.13, 6.14 and 6.15 as of the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01(a), (b) or (c), giving effect to such Restricted Payment as if it had occurred at the beginning of such period. Notwithstanding the foregoing, the Borrower shall be permitted to exchange shares of common stock for the Preferred Stock, as contemplated by the Certificate of Designations, or exchange shares of common stock for shares of another class of common stock.

      (b) The Borrower will not, and will not permit any Subsidiary to, make or agree to make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

            (i) the payment of Indebtedness  created under the Loan Documents;
      and

            (ii) regularly scheduled interest and principal payments as and when due in respect of any Indebtedness and so long as no Default or Event of Default has occurred and is continuing, any prepayment of the Subordinated Notes pursuant to clause (c) of the definition of "Prepayment Event" up to amount not to exceed the amount permitted to be deducted from the calculation of Net Proceeds pursuant to clause (d) of the definition of "Net Proceeds", in each case other than payments in respect of the Subordinated Notes that are prohibited by the subordination provisions thereof.

      SECTION 6.09. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and


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                                                                            63


the Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08 and (d) with respect to the Preferred Stock, the transactions contemplated by the Certificate of
Designations, the documents executed in connection with the sale of the Preferred Stock and the Offering Memorandum.

      SECTION 6.10. RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; PROVIDED that
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Subordinated Note Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

      SECTION 6.11. AMENDMENT OF MATERIAL DOCUMENTS. The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under any Subordinated Note Document or any document or instrument evidencing or governing the Preferred Stock or other instrument or agreement evidencing or governing Indebtedness or preferred stock, if any such amendment, modification or waiver, taken together with any related amendments, modifications or waivers, could reasonably be expected to be adverse to the rights or interests of the Lenders (including by reducing the amount of any prepayment required to be made hereunder).

      SECTION 6.12. INTEREST EXPENSE COVERAGE RATIO. The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30,
1999) ending during any period set forth below, commencing with the period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on December 31, 1999, to be less than the ratio set forth below opposite such period:


               PERIOD                                      RATIO

Fiscal year ending December 31, 1999                   2.25 to 1.00
Fiscal year ending December 31, 2000                   2.50 to 1.00
Fiscal year ending December 31, 2001                   2.75 to 1.00
Fiscal year ending December 31, 2002                   3.00 to 1.00
Thereafter                                             3.00 to 1.00


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                                                                            64


      SECTION 6.13. LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio as of any date during any period set forth below, commencing with the period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on December 31, 1999, to exceed the ratio set forth opposite such period:


               PERIOD                                      RATIO

Fiscal year ending December 31, 1999                   4.75 to 1.00
Fiscal year ending December 31, 2000                   4.00 to 1.00
Fiscal year ending December 31, 2001                   3.50 to 1.00
Fiscal year ending December 31, 2002                   3.25 to 1.00
Thereafter                                             3.25 to 1.00


      SECTION 6.14. CONSOLIDATED ADJUSTED EBITDA/ INTEREST COVERAGE RATIO. The Borrower will not permit the ratio of (a) Consolidated Adjusted EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on any date during any period set forth below, commencing with the period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on December 31, 1999, to be less than the ratio set forth below opposite such period:


               PERIOD                                      RATIO

Fiscal year ending December 31, 1999                   2.00 to 1.00
Fiscal year ending December 31, 2000                   2.25 to 1.00
Fiscal year ending December 31, 2001                   2.50 to 1.00
Fiscal year ending December 31, 2002                   2.50 to 1.00
Thereafter                                             2.50 to 1.00


      SECTION 6.15. CAPITAL EXPENDITURES. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any fiscal year to exceed the amount set forth below as the "BASE AMOUNT" for such fiscal year, PROVIDED that the amount of permitted Capital Expenditures in any fiscal year shall be increased by an amount equal to 50% of the total amount of unused permitted Capital Expenditures for the immediately preceding year (but not including the amount of any unused Capital Expenditures carried forward to such preceding year pursuant to this proviso):


            FISCAL YEAR                                    BASE AMOUNT

                1999                                       $10,500,000
                2000                                        $8,000,000
                2001                                        $7,800,000
                2002                                        $7,500,000

                2003                                        $7,900,000
                2004                                        $8,400,000
                2005                                        $8,900,000
                2006                                        $9,400,000
                2007                                        $9,900,000


                                  ARTICLE VII

                               EVENTS OF DEFAULT

      If any of the following events ("EVENTS OF DEFAULT") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;

            (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower) or 5.11 or in Article VI;

            (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

            (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $1,000,000 in any year or (ii) $5,000,000 for all periods;

            (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement;

            (n) any of the Security Documents shall cease to be or shall be asserted by any Loan Party not to be in full force and effect;

            (o) the Guarantee Agreement or the Indemnity, Subrogation and Contribution Agreement shall cease to be or shall be asserted by any Loan Party not to be in full force and effect; or

            (p) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then out standing to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                 ARTICLE VIII

                           THE ADMINISTRATIVE AGENT


      Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

      The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan

Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and
(c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as
Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Any co-agents hereunder shall have no obligations or liabilities pursuant to their capacity as co- agents.

      The  Administrative  Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

      Subject to the appointment and acceptance of a successor to the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                 MISCELLANEOUS

      SECTION 9.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Borrower, to it at Hanger Orthopedic Group, Inc., 7700 Old Georgetown Road, Bethesda, MD 20814, Attention of Chief Executive Officer (Telecopy No. (301) 986-0702);

            (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Anne Bowles (Telecopy No. (212) 552-7500);

            (c) if to the Issuing Bank, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Anne Bowles (Telecopy No. (212) 552-7500);

            (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      SECTION 9.02. WAIVERS; AMENDMENTS. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

      (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.09, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section o the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of


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each Lender, (vii) release all or substantially all of the Collateral from the
Liens of the Security  Documents,  without the written consent of each Lender,
(viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.10 without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; PROVIDED FURTHER that
(a) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be, and (b) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Bank) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

      SECTION 9.03. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Arranger, the Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Agents, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

      (b) The Borrower shall indemnify the Arranger, the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in


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                                                                            72


connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

      (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Arranger, the Agents or the Issuing Bank under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to the Arranger, the Agents or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Arranger, the Agents or the Issuing Bank in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

      (d) To the extent permitted by applicable law, the Borrower shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

      (e) All amounts due under this Section shall be payable promptly after written demand therefor.

      SECTION 9.04. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Arranger, the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

      (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); PROVIDED that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender,


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                                                                            73


each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent,
(iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and PROVIDED FURTHER that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. For the purposes of this Section 9.04(b), the term "Affiliate" shall be deemed to include, with respect to an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and is managed or advised by the same investment advisor as such investment fund or by an Affiliate of such investment advisor.

      (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

      (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender


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                                                                            74


hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

      (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

      (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

      (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 9.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the


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                                                                            75


Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

      SECTION 9.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 9.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 9.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

      SECTION 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

      (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States


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                                                                            76


District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

      (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 9.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      SECTION 9.12. CONFIDENTIALITY. Each of the Arranger, the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory


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authority,  (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (i) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.12.) or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Arranger, the Agents, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "INFORMATION" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Arranger, the Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; PROVIDED that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      SECTION 9.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

      SECTION 9.14. RELEASE OF LIENS AND GUARANTEES. In the event that the Borrower or any Subsidiary conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests, assets or property of the Borrower or any of the Subsidiaries in a transaction not prohibited by Section 6.04, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower's expense to release any Liens created by any Loan Document in respect of such Equity Interests, assets, property, including the release and satisfaction of record of any mortgage or deed of trust granted in connection herewith, and, in the case of a disposition of all or substantially all the Equity Interests or assets of any Subsidiary Loan Party, terminate such Subsidiary Loan Party's obligations under the Subsidiary Guarantee Agreement. In addition, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by the Borrower and at the Borrower's expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations are paid in full and all Letters of Credit and Commitments are terminated. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests, assets, property or Subsidiary shall no longer be deemed to be made once such Equity Interests, assets or property is conveyed, sold, leased, assigned, transferred or disposed of.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   HANGER ORTHOPEDIC GROUP, INC.,
                                   individually and as Administrative Agent,

                                   By: /s/IVAN R. SABEL
                                       -----------------------------------
                                       Name:  Ivan R. Sabel
                                       Title: Chairman and Chief Executive
                                              Officer

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent,

                                   By: /s/STEPHEN P. ROCHFORD
                                       -----------------------------------
                                       Name: Stephen P. Rochford
                                       Title: Vice President


                                   BANKERS TRUST COMPANY,
                                   individually and as Syndication Agent,

                                   By: /s/DAVID BELL
                                       -----------------------------------
                                       Name: David Bell
                                       Title: Principal


                                   PARIBAS,
                                   individually and as Documentation Agent,

                                   By: /s/DARRYL M. MONASEBIAN
                                       -----------------------------------
                                       Name: Daryl M. Monasebian
                                       Title: Director, Merchant Banking Group

                                   By: /s/DONALD ERCOLE
                                       -----------------------------------
                                       Name: Donald Ercole
                                       Title: Managing Director


                                   ABN AMRO BANK N.V.

                                   By: /s/DONALD SUTTON
                                       -----------------------------------
                                       Name: Donald Sutton
                                       Title: Vice President

                                   By: /s/MICHAEL A. KOWALCZUK
                                       -----------------------------------
                                       Name: Michael A. Kowalczuk
                                       Title: Assistant Vice President

                                   ALLSTATE LIFE INSURANCE COMPANY,

                                   By: /s/JERRY D. ZINKULA
                                       -----------------------------------
                                       Name: Jerry D. Zinkula
                                       Title: Authorized Signatory

                                   By: /s/PATRICIA W. WILSON
                                       -----------------------------------
                                       Name: Patricia W. Wilson
                                       Title: Authorized Signatory


                                   BANKBOSTON, N.A.

                                   By: /s/CHRISTOPHER J. WICKLES
                                       -----------------------------------
                                       Name: Christopher J. Wickles
                                       Title: Vice President


                                   COMERICA BANK,

                                   By: /s/MARK J. HERMAN
                                       -----------------------------------
                                       Name: Mark J. Herman
                                       Title: First Vice President


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A. "RABOBANK
                                   INTERNATIONAL", NEW YORK BRANCH,
                                   individually and as a co-agent,

                                   By: /s/ELLEN A. POLANSKY
                                       -----------------------------------
                                       Name: Ellen A. Polansky
                                       Title: Vice President

                                   By: /s/ELLEN M. TACKLING
                                       -----------------------------------
                                       Name: Ellen M. Tackling
                                       Title: Vice President-Credit Control

                                   CREDIT LYONNAIS NEW YORK BRANCH,

                                   By: /s/JOHN C. OBERLE
                                       -----------------------------------
                                       Name: John C. Oberle
                                       Title: Vice President


                                   CYPRESSTREE INSTITUTIONAL FUND, LLC,

                                   By: CypressTree Investment Management
                                       Company, Inc. its Managing Member,

                                   By: /s/JEFFREY HEMER
                                       -----------------------------------
                                       Name: Jeffrey Hemer
                                       Title: Principal


                                   DEBT STRATEGIES FUND III, INC.,

                                   By: /s/COLLEEN M. CUNNIFFE
                                       -----------------------------------
                                       Name: Colleen M. Cunniffe
                                       Title: Authorized Signatory


                                   DRESDNER BANK AG, NEW YORK
                                   BRANCH AND GRAND CAYMAN BRANCH

                                   By: /s/CHARLES M. O'SHEA
                                       -----------------------------------
                                       Name: Charles M. O'Shea
                                       Title: Vice President

                                   By: /s/ANDREW P. NESI
                                       -----------------------------------
                                       Name: Andrew P. Nesi
                                       Title: First Vice President


                                   FIRST UNION NATIONAL BANK,
                                   individually and as a co-agent,

                                   By: /s/J. MATT MACLVER, JR.
                                       -----------------------------------
                                       Name: J. Matt Maclver, Jr.
                                       Title: Vice President

                                   FLEET NATIONAL BANK,

                                   By: /s/CATHERINE H. LILLY
                                       -----------------------------------
                                       Name: Catherine H. Lilly
                                       Title: Vice President


                                   FRANKLIN FLOATING RATE TRUST,

                                   By: /s/CHAUNCEY LUFKIN
                                       -----------------------------------
                                       Name: Chauncey Lufkin
                                       Title: Vice President


                                   HELLER FINANCIAL, INC.,

                                   By: /s/SHELIA C. WEIME
                                       -----------------------------------
                                       Name: Shelia C. Weime
                                       Title: Vice President


                                   KZH IV LLC,

                                   By: /s/VIRGINIA CONWAY
                                       -----------------------------------
                                       Name: Virginia Conway
                                       Title: Authorized Agent


                                   KZH CYPRESSTREE-1 LLC,

                                   By: /s/VIRGINIA CONWAY
                                       -----------------------------------
                                       Name: Virginia Conway
                                       Title: Authorized Agent

                                   KZH STERLING LLC,

                                   By: /s/VIRGINIA CONWAY
                                       -----------------------------------
                                       Name: Virginia Conway
                                       Title: Authorized Agent


                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND II, INC.,

                                   By: /s/COLLEEN M. CUNNIFFE
                                       -----------------------------------
                                       Name: Colleen M. Cunniffe
                                       Title: Authorized Agent


                                   METROPOLITAN LIFE INSURANCE COMPANY,

                                   By: /s/JAMES R. DINGLER
                                       -----------------------------------
                                       Name: James R. Dingler
                                       Title: Director


                                   MORGAN STANLEY DEAN WITTER PRIME
                                   INCOME TRUST,

                                   By: /s/SHELIA A. FINNERTY
                                       -----------------------------------
                                       Name: Shelia A. Finnerty
                                       Title: Vice President


                                   NATIONAL BANK OF CANADA, A
                                   CANADIAN CHARTERED BANK,

                                   By: /s/MICHAEL E. WILLIAMS
                                       -----------------------------------
                                       Name: Michael E. Williams
                                       Title: Vice President /  Manager

                                   By: /s/ROBERT A. INCORVATI
                                       -----------------------------------
                                       Name: Robert A. Incorvati
                                       Title: Vice President

                                   NORTH AMERICAN SENIOR FLOATING
                                   RATE FUND,

                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager

                                   By: /s/JEFFREY HEMER
                                       -----------------------------------
                                       Name: Jeffrey Hemer
                                       Title: Principal


                                   PINEHURST TRADING, INC.,

                                   By: /s/KELLY C. WALKER
                                       -----------------------------------
                                       Name: Kelly C. Walker
                                       Title: Vice President


                                   PROVIDENT BANK OF MARYLAND,

                                   By: /s/FRIEDA M.A. MCWILLIAMS
                                       -----------------------------------
                                       Name: Frieda M.A. McWilliams
                                       Title: Vice President


                                   SCOTIABANC, INC., individually and as a co-agent,

                                   By: /s/CAROLYN A. CALLOWAY
                                       -----------------------------------
                                       Name: Carolyn A. Calloway
                                       Title: Relationship Manager

                                   SEQUILS I, LTD.,

                                   By: TCW Advisors, Inc. as its Collateral
                                       Manager

                                   By: /s/JUSTIN L. DRISCOLL
                                       -----------------------------------
                                       Name: Justin L. Driscoll
                                       Title: Senior Vice President

                                   By: /s/JONATHAN R. INSULL
                                       -----------------------------------
                                       Name: Jonathan R. Insull
                                       Title: Vice President


                                   SUMMIT BANK,

                                   By: /s/CHRISTOPHER P. KLECZKOWSKI
                                       -----------------------------------
                                       Name: Christopher P. Kleczkowski
                                       Title: Vice President


                                   THE UNION BANK OF CALIFORNIA, N.A.,

                                   By: /s/JAMES L. LEAHY
                                       -----------------------------------
                                       Name: James L. Leahy
                                       Title: Senior Vice President


                                   U.S. BANK NATIONAL ASSOCIATION,

                                   By: /s/BRIAN C. O'NEIL
                                       -----------------------------------
                                       Name: Brian C. O'Neil
                                       Title: Vice President


                                   USTRUST,

                                   By: /s/ERRIN SHAGEL
                                       -----------------------------------
                                       Name: Errin Shagel
                                       Title: Vice President